                          MECHTRONICS OF ARIZONA, INC.





                     REPORT OF INDEPENDENT ACCOUNTANTS AND

              FINANCIAL STATEMENTS OF MECHTRONICS OF ARIZONA, INC.

                          FOR THE TWELVE MONTHS ENDED

                               SEPTEMBER 30, 1995
























                                  Exhibit 99.2

                          MECHTRONICS OF ARIZONA, INC.

                          Financial Statements
                          Year Ended September 30, 1995, and
                          Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholder
MechTronics of Arizona, Inc.
Phoenix, Arizona

We have audited the accompanying balance sheet of MechTronics of Arizona, Inc. (the "Company") as of September 30, 1995, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Phoenix, Arizona
November 3, 1995

MECHTRONICS OF ARIZONA, INC.

BALANCE SHEET
SEPTEMBER 30, 1995
- --------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash (Notes 2 and 9)                                                                     $     4,087
  Accounts receivable                                                                        2,870,182
  Inventories (Note 3)                                                                       3,917,272
  Prepaid expenses                                                                              29,537
                                                                                           -----------

          Total current assets                                                               6,821,078
                                                                                           -----------

PLANT AND EQUIPMENT (Notes 4 and 6)                                                          1,448,326
                                                                                           -----------

OTHER ASSETS                                                                                   199,614
                                                                                           -----------

TOTAL                                                                                      $ 8,469,018
                                                                                           ===========


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Notes payable to bank (Note 9)                                                           $   150,000
  Accounts payable (Note 2)                                                                    904,594
  Accrued expenses (Note 5)                                                                    817,957
  Customer deposits                                                                            600,000
  Current portion of long-term debt (Note 6)                                                   257,068
                                                                                           -----------

          Total current liabilities                                                          2,729,619

LONG-TERM DEBT (Note 6)                                                                      1,008,988
                                                                                           -----------

          Total liabilities                                                                  3,738,607
                                                                                           -----------

COMMITMENTS AND CONTINGENCIES (Notes 7 and 8)

STOCKHOLDER'S EQUITY:
  Common stock, $1 par value - authorized, 1,000,000 shares; issued, 10,000 shares              10,000
  Retained earnings                                                                          5,885,008
  Common stock in treasury - at cost, 4,500 shares (Note 6)                                 (1,164,597)
                                                                                           -----------

           Total stockholder's equity                                                        4,730,411
                                                                                           -----------

TOTAL                                                                                      $ 8,469,018
                                                                                           ===========



See notes to financial statements.

MECHTRONICS OF ARIZONA, INC.

STATEMENT OF INCOME
YEAR ENDED SEPTEMBER 30, 1995
- --------------------------------------------------------------------------------

                                                                      PERCENT
                                                      AMOUNT         OF SALES
                                                      ------         --------

SALES (Note 9)                                    $16,769,085        100.00 %

COST OF SALES (Notes 7 and 9)                      13,932,470         83.09
                                                  -----------        ------

          Gross profit                              2,836,615         16.91
                                                  -----------        ------

EXPENSES AND OTHER INCOME:
  Administrative and selling (Notes 7 and 9)        1,521,430          9.07
  Interest                                            196,618          1.17
  Other income                                       (155,539)         (.93)
                                                  -----------        ------

          Total expenses and other income           1,562,509          9.31
                                                  -----------        ------

NET INCOME                                        $ 1,274,106          7.60 %
                                                  ===========        ======

See notes to financial statements.

MECHTRONICS OF ARIZONA, INC.

STATEMENT OF STOCKHOLDER'S EQUITY
YEAR ENDED SEPTEMBER 30, 1995
- --------------------------------------------------------------------------------

                                                                                       COMMON
                                         COMMON STOCK              RETAINED           STOCK IN
                                     ----------------------------
                                     SHARES        AMOUNT          EARNINGS           TREASURY             TOTAL
BALANCE,
  OCTOBER 1, 1994                    10,000       $10,000         $ 5,760,351       $(1,164,597)       $ 4,605,754

  Net income                                                        1,274,106                            1,274,106

  Dividend (Note 8)                                                (1,149,449)                          (1,149,449)
                                     ------       -------         -----------       -----------        -----------
BALANCE,
  SEPTEMBER 30, 1995                 10,000       $10,000         $ 5,885,008       $(1,164,597)       $ 4,730,411
                                     ======       =======         ===========       ===========        ===========



See notes to financial statements.

MECHTRONICS OF ARIZONA, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED SEPTEMBER 30, 1995
- --------------------------------------------------------------------------------

OPERATING ACTIVITIES:
  Net income                                                                              $ 1,274,106
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                             379,382
    Gain on disposal of equipment                                                              (6,888)
  Change in assets and liabilities:
    Accounts receivable                                                                      (272,438)
    Inventories                                                                              (522,428)
    Prepaid expenses                                                                            7,473
    Accounts payable                                                                          600,906
    Accrued compensation and related taxes                                                      8,256
    Accrued expenses                                                                          (92,088)
                                                                                          -----------

          Net cash provided by operating activities                                         1,376,281
                                                                                          -----------

INVESTING ACTIVITIES:
  Capital expenditures                                                                       (198,515)
  Proceeds from sale of assets                                                                 46,873
  Deposits                                                                                    (78,449)
                                                                                          -----------

          Net cash used in investing activities                                              (230,091)
                                                                                          -----------

FINANCING ACTIVITIES:
  Net borrowings under revolving credit agreement                                             120,000
  Borrowings under term loan agreement                                                        624,633
  Principal payments on long-term debt                                                       (862,630)
  Dividend                                                                                 (1,149,449)
                                                                                          -----------

          Net cash used in financing activities                                            (1,267,446)
                                                                                          -----------

NET DECREASE IN CASH                                                                         (121,256)

CASH, BEGINNING OF YEAR                                                                       125,343
                                                                                          -----------
CASH, END OF YEAR                                                                         $     4,087
                                                                                          ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION - Cash paid for interest                                                    $   193,468
                                                                                          ===========



See notes to financial statements.

MECHTRONICS OF ARIZONA, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED SEPTEMBER 30, 1995

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The following are the accounting policies significant to the financial statements of MechTronics of Arizona, Inc. (the "Company"), including those selected from acceptable alternatives.

      a. Method of Accounting for Long-Term Subcontracts - The Company is a subcontractor under certain long-term government contracts for which the Company records sales and gross margins on a basis that approximates the percentage completion method. Such contracts are estimated to be completed in fiscal 1996 and the Company does not anticipate losses on completion of the contracts.

      b. Inventories are stated at the lower of cost (first-in, first-out method) or market.

      c. Plant and equipment are stated at cost. Depreciation is computed using the straight-line method based on the estimated useful lives of 5 to 10 years for machinery and equipment and 25 years for plant and improvements. Expenditures for maintenance and repairs are charged to operations as incurred while expenditures representing additions or betterments are capitalized.

      d. Income taxes are the personal liability of the stockholder as a result of the election of an S Corporation status.

      e. Statement of Cash Flows - Cash is defined as monies on deposit.

2.    CASH

      Checks outstanding in excess of certain cash balances and not yet presented for payment totaling approximately $125,000 at September 30, 1995 are included in accounts payable.

3.    INVENTORIES

      Inventories consist of the following:


        Raw materials                                  $1,384,181
        Work in process                                 2,533,091
                                                       ----------

        Total inventories                              $3,917,272
                                                       ==========

4.    PLANT AND EQUIPMENT

      Plant and equipment consists of the following:



          Plant and improvements                                                           $  185,842
          Machinery and equipment                                                           4,477,675
          Other                                                                               665,519
                                                                                           ----------

          Total                                                                             5,329,036
          Less accumulated depreciation and amortization                                    3,880,710
                                                                                           ----------
          Plant and equipment - net                                                        $1,448,326
                                                                                           ==========

5.    ACCRUED EXPENSES

      Accrued expenses consist of the following at September 30, 1995:


         Vacation                                                                           $ 243,136
         Employee bonuses (Note 9)                                                            175,000
         Salaries, wages and related taxes                                                    135,617
         Accrued property taxes (Note 7)                                                      130,237
         Employee medical and disability                                                      100,837
         Other                                                                                 33,130
                                                                                            ---------
         Total accrued expenses                                                             $ 817,957
                                                                                            =========


6.    LONG-TERM DEBT

      Long-term debt consists of the following:


      Non-interest bearing notes payable to former stockholders, payable annually to 2000, net of unamortized discount of $590,704 based on an
        imputed interest rate of 13%, collateralized by a stock pledge agreement          $   714,296

     Note payable to bank, due in equal monthly installments beginning March
       1995 through February 2000 plus interest at prime plus .25% (9% at
       September 30, 1995), collateralized by equipment
                                                                                              551,760
                                                                                          -----------
     Total                                                                                  1,266,056
     Less current portion                                                                     257,068
                                                                                          -----------
     Long-term debt - net                                                                 $ 1,008,988
                                                                                          ===========


      Annual maturities of long-term debt, including notes payable to former stockholders, for the four fiscal years ending in 2000 are $274,399
      (1997), $293,830 (1998), $315,788 (1999) and $124,971 (2000).

7.    RELATED PARTY TRANSACTIONS

      In October 1984, the Company guaranteed the repayment of a $5,000,000 Industrial Development Bond obligation of a partnership controlled by the Company's stockholder. The bond proceeds were used to construct a manufacturing facility which the Company leased from such partnership.

      The Company's sole stockholder is responsible, as general partner of the partnership, for the payments under the industrial revenue bonds. The Company entered into an operating lease agreement with the Company's stockholder for the use of the premises occupied by the Company. The agreement, which expires December 31, 1995, requires the Company to pay the stockholder rent totaling $40,000 a month and a management fee of $15,000 per month in addition to building repairs and maintenance expenses and property taxes related to the facility. Rent and management expenses for the lease of the building totaled $660,000 for the year ended September 30, 1995. The rent and management expenses included in cost of sales and administrative and selling expenses totaled $605,590 for the year ended September 30, 1995. Accrued property taxes of totaling $130,237 (Note 5) are included in accrued expenses at September 30, 1995. The Industrial Revenue Bond obligation of approximately $4,200,000 at September 30, 1995.

8.    INCOME TAXES

      Effective October 1, 1987, the Company elected S Corporation status under the Internal Revenue Service regulations. Under these regulations, virtually all future tax will be attributed to the Company's sole stockholder rather than the Company.

      As a result of the S Corporation's earnings for the year ended September 30, 1995, the Company paid the sole stockholder a dividend totaling $1,149,449, a portion of which is for the stockholder's estimated tax liability.

9.    OTHER MATTERS

      The Company has an unsecured revolving credit agreement with a bank which provides for borrowings up to a maximum of $2,000,000, with interest at the bank's prime rate (8.75% at September 30, 1995). The Company has agreed to maintain a minimum cash balance with the bank of $50,000. Borrowings under the line totaled $150,000 at September 30, 1995.

      The Company provides a profit sharing plan for its employees. The Company may make an annual lump sum contribution to the Plan, the amount of which is determined by the Board of Directors. A contribution was not made to the Plan in 1995. Instead, a bonus totaling $175,000 was granted to employees for the year ended September 30, 1995. Such amount was included in expenses (Note 5) for the year ended September 30, 1995.

      The Company leases certain machinery and equipment under operating leases. The leases expire at various dates through 2001. Future minimum lease payments for such leases for the years ending September 30 are as follows:


          1996                                                    $ 124,500
          1997                                                      135,900
          1998                                                      128,400
          1999                                                      105,900
          2000                                                      105,900
          Thereafter                                                110,900
                                                                  ---------
          Total                                                   $ 711,500
                                                                  =========


      Approximately 71% of the Company's 1995 sales were made to two customers comprised of five divisions.

                                   * * * * * *






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